Exhibit 10.1

SIXTH Amendment

to

SECOND AMENDED AND RESTATED Loan and security agreement

This Sixth Amendment to Second Amended and Restated Loan and Security Agreement (this “Amendment”) is entered into this 26th day of August, 2022 by and between SILICON VALLEY BANK (“Bank”) and ASPEN AEROGELS, INC., a Delaware corporation (“Borrower”) whose address is 30 Forbes Road, Building B, Northborough, Massachusetts 01532.

Recitals

A.Bank and Borrower have entered into that certain Second Amended and Restated Loan and Security Agreement dated as of March 12, 2021, as amended by that certain First Amendment to Second Amended and Restated Loan and Security Agreement dated September 29, 2021, as further amended by that certain Second Amendment to Second Amended and Restated Loan and Security Agreement dated December 27, 2021, as further amended by that certain Third Amendment to Second Amended and Restated Loan and Security Agreement dated March 31, 2022, as further amended by that certain Fourth Amendment to Second Amended and Restated Loan and Security Agreement dated April 28, 2022, and as further amended by that certain Fifth Amendment to Second Amended and Restated Loan and Security Agreement dated June 23, 2022 (as the same may from time to time be further amended, restated, amended and restated, modified and/or supplemented, the “Loan Agreement”).

B.Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C.Borrower has requested that Bank amend the Loan Agreement to make certain revisions to the Loan Agreement as more fully set forth herein.

D.Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

Agreement

Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.Definitions.  Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.Amendments to Loan Agreement.

2.1Section 6.9 (Financial Covenants).  Section 6.9(a) is hereby deleted in its entirety and replaced with the following:

“(a)[Reserved].”

2.2Section 13 (Definitions).  The following terms and their respective definitions set forth in Section 13.1 are deleted in their entirety and replaced with the following:

““Borrowing Base” is (a) eighty percent (80%) of Eligible Accounts, plus (b) eighty percent (80%) of Eligible Foreign Accounts (provided, however, Eligible Foreign Accounts that are billed in a Foreign Currency shall have an advance rate of seventy percent (70%)); provided, that, the availability under this subsection (b) plus the availability under subsection (c) below shall not exceed seventy-five percent (75%) of the Borrowing Base, plus (c) (i) when a Streamline Period is not in effect, the lesser of eighty percent (80%) of Eligible Specified Accounts or One Million Dollars ($1,000,000) and (ii) during a Streamline Period, eighty percent (80%) of Eligible Specified Accounts (and with respect to subsections (c)(i) and (c)(ii) hereof, when added to the availability under subsection (b) above, in each case subject to the overall cap set forth in subsection (b) above), as determined by Bank from Borrower’s most recent Borrowing Base Report (and as may subsequently be updated by Bank in Bank’s sole discretion based upon information received by Bank including, without limitation, Accounts that are paid and/or billed following the date of the Borrowing Base Report); provided, however, that Bank may decrease the foregoing amounts and percentages in its good faith business judgment based on events, conditions, contingencies, or risks which, as determined by Bank, may adversely affect the Collateral.”

““Revolving Line Maturity Date” is October 15, 2022.”

2.3Section 13 (Definitions).  The following new defined terms are hereby inserted alphabetically in Section 13.1:

““Sixth Amendment Effective Date” is August 26, 2022.”

2.4Section 13 (Definitions).  The following defined terms set forth in Section 13.1 are deleted in their entirety:

““EBITDA” shall mean (a) Net Income, plus (b) Interest Expense, plus (c) to the extent deducted in the calculation of Net Income, depreciation expense and amortization expense, plus (d) income tax expense, plus (e) non-cash stock compensation, plus (f) one-time non-recurring expenses approved by the Bank in its sole discretion.”

““Interest Expense” means for any fiscal period, interest expense (whether cash or non-cash) determined in accordance with GAAP for the relevant period ending on such date, including, in any event, interest expense with respect to any Credit Extension and other Indebtedness of Borrower and its Subsidiaries, including, without limitation or duplication, all commissions, discounts, or related amortization and other fees and charges with respect to letters of credit and bankers’ acceptance financing and the net costs associated with interest rate swap, cap, and similar arrangements, and the interest portion of any deferred payment obligation (including leases of all types).”

““Net Income” means, as calculated on a consolidated basis for Borrower and its Subsidiaries for any period as at any date of determination, the net profit (or loss), after provision for taxes, of Borrower and its Subsidiaries for such period taken as a single accounting period.”

2.5Exhibit B (Compliance Certificate).  The Compliance Certificate attached to the Loan Agreement as Exhibit B is amended in its entirety and replaced with the Compliance Certificate in the form of Exhibit B attached hereto.

3.Limitation of Amendments.

3.1The amendments set forth in Section 2 above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4.Representations and Warranties.  To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

4.7This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5.Ratification of Perfection Certificate.  Borrower hereby ratifies, confirms and reaffirms, all and singular, in all material respects, the terms and disclosures contained in a certain Perfection Certificate dated as of March 12, 2021, and acknowledges, confirms and agrees that the disclosures and information Borrower provided to Bank in such Perfection Certificate as updated by Annex 1,  have not changed, as of the date hereof.

6.No Defenses of Borrower. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

7. Integration.  This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements.  All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

8.Counterparts.  This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Each party hereto may execute this Amendment by electronic means and recognizes and accepts the use of electronic signatures and records by any other party hereto in connection with the execution and storage hereof.

9.Fees and Expenses.  Borrower’s payment of a fully-earned, non-refundable extension fee in an amount equal to Twenty-Five Thousand Dollars ($25,000.00).  Borrower agrees to promptly pay Bank, upon receipt of an invoice, Bank’s legal fees and expenses incurred in connection with this Amendment.

10.Effectiveness.  As a condition precedent to the effectiveness of this Amendment and the Bank’s obligation to make further Advances under the Revolving Line, the Bank shall have received the following documents prior to or concurrently with this Amendment, each in form and substance reasonably satisfactory to Bank:

10.1this Amendment duly executed on behalf of Borrower;

10.2the Acknowledgment of Amendment and Reaffirmation of Guaranty substantially in the form attached hereto as Schedule 1, duly executed and delivered by Guarantor; and

10.3such other documents as Bank may reasonably request.

[Signature page follows.]

In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK		BORROWER

SILICON VALLEY BANK		ASPEN AEROGELS, INC.

By:	/s/ Krista Alexon	By:	/s/ Ricardo C. Rodriguez
Name: Krista Alexon		Name: Ricardo C. Rodriguez
Title: Vice President		Title: Senior Vice President, Chief Financial Officer and Treasurer

Schedule 1

ACKNOWLEDGMENT OF AMENDMENT
AND REAFFIRMATION OF GUARANTY AND SECURITY AGREEMENT

Section 1.Guarantor hereby acknowledges and confirms that it has reviewed and approved the terms and conditions of the Sixth Amendment to Second Amended and Restated Loan and Security Agreement dated as of the date hereof (“the “Amendment”).

Section 2.Guarantor hereby consents to the Amendment and agrees that the Guaranty and Guarantor Security Agreement relating to the Obligations of Borrower under the Loan Agreement shall continue in full force and effect, shall be valid and enforceable and shall not be impaired or otherwise affected by the execution of the Amendment or any other document or instruction delivered in connection herewith.

Section 3.Guarantor represents and warrants that, after giving effect to the Amendment, all representations and warranties contained in the Guaranty are true, accurate and complete as if made the date hereof.

Dated as of August 26, 2022

[Signature Page Follows]

GUARANTOR:	ASPEN AEROGELS RHODE ISLAND, LLC

	By:	/s/ Ricardo C. Rodriguez
Name: Ricardo C. Rodriguez
Title: Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT B

COMPLIANCE CERTIFICATE

TO:SILICON VALLEY BANKDate:
FROM:  ASPEN AEROGELS, INC.

The undersigned authorized officer of Aspen Aerogels, Inc. (“Borrower”) certifies that under the terms and conditions of the Amended and Restated Loan and Security Agreement between Borrower and Bank (as amended and in effect, the “Agreement”), (1) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries, if any, relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank.  Attached are the required documents supporting the certification.  The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes.  The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.  Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Monthly financial statements with Compliance Certificate	Monthly within 30 days	Yes No
Quarterly financial statements with Compliance Certificate	Quarterly within 45 days	Yes No
Annual financial statement (CPA Audited)	FYE within 150 days	Yes No
10‑Q, 10‑K and 8-K	Within 5 days after filing with SEC	Yes No
A/R & A/P Agings, and Deferred Revenue reports	Monthly within 20 days	Yes No
Borrowing Base Reports	15th and last Business Day of each month (monthly within 20 days when a Streamline Period is in effect) and with each request for a Credit Extension;	Yes No
Projections	FYE within 30 days	Yes No

Financial Covenant	Required	Actual	Complies

Maintain as indicated:
Minimum Adjusted Quick Ratio	1.20 to 1.00	to 1.00	Yes No

*See Section 6.9

Performance Pricing		Applies

Adjusted Quick Ratio at least 1.50:1.00	Prime + 0.75% (Eligible Accounts) or Prime + 1.25% (Eligible Foreign Accounts);	Yes No

Adjusted Quick Ratio less than 1.50:1.00	Prime + 1.50% (Eligible Accounts); Prime + 2.00% (Eligible Foreign Accounts)	Yes No

The following financial covenant analyses and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

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ASPEN AEROGELS, INC. By: Name: Title:

BANK USE ONLY

Received by: _____________________
authorized signer

Date: _________________________

Verified: ________________________
authorized signer

Date: _________________________

Compliance Status:Yes     No

Schedule 1 to Compliance Certificate

Financial Covenants of Borrower

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall govern.

I.Adjusted Quick Ratio (Section 6.9(b))

Required:Borrower shall maintain at all times, to be tested as of the last day of each month,

an Adjusted Quick Ratio of at least 1.20 to 1.00.

Actual:

A.	Unrestricted cash maintained with Bank	$
B.	Accounts receivable net of allowance for doubtful accounts	$
C.	Quick Assets (line II.A. plus line II.B.)	$
D.	All Obligations and liabilities of Borrower owed to Bank	$
E.	Without duplication of line II.D., the aggregate amount of Borrower’s Total Liabilities that mature within one (1) year	$
F.	Current Liabilities (line II.D. plus line II.E.)	$
G.	Current portion of Deferred Revenue	$
H.	Current portion of the PPP Forgivable Amount	$
I.	Current portion of any Pre-Payment Balance or any other prepayment amount under the Supply Agreement	$
J.	Dollar Equivalent amount of all outstanding Letters of Credit	$
K.	Amount of any Pre-Payment Balance or any other prepayment amount due to BASF following a BASF Request	$
L.	Line II.F minus line II.G minus II.H minus line II.I minus line II.J plus line II.K	$
M.	Adjusted Quick Ratio (line II.C divided by line II.L)	:1.00

Is line M equal to or greater than 1.20:1:00?

  No, not in compliance  Yes, in compliance

Annex 1

Section 2 of the Perfection Certificate is hereby updated to refer to the following filed reports:

Public Disclosures By Borrower Since March 2021

Date	Filing Type

March 15, 2021	S-3
March 23, 2021	Press Release – Water Tower Fireside Chat Series
April 7, 2021	Press Release – Q1 2021 Earnings Release and Conference Call Date
April 19, 2021	DEFA 14A
April 23, 2021	Effectiveness Order
April 29, 2021	8-K - Press Release Q1 2021 Financial Results
April 29, 2021	Press Release – Q1 2021 Financial Results
May 4, 2021	10-Q (Q1 2021)
May 6, 2021	Press Release – Italian Building Materials Lawsuit
May 6, 2021	8-K – Press Release Patent Infringement Action
May 17, 2021	Press Release – Water Tower Fireside Chat Series
May 18, 2021	Press Release – Needham Technology & Media Conference
June 1, 2021	8-K – Annual Meeting Voting Results
June 1, 2021	Press Release – Fireside Chat at Cowen Technology
June 3, 2021	Form 4 – Non-Employee Director Stock Award
June 3, 2021	Form 4 – Non-Employee Director Stock Award
June 3, 2021	Form 4 – Non-Employee Director Stock Award
June 3, 2021	Form 4 – Non-Employee Director Stock Award
June 3, 2021	Form 4 – Non-Employee Director Stock Award
June 3, 2021	Form 4 – Non-Employee Director Stock Award
June 8, 2021	Press Release - Water Tower Fireside Chat Series
June 29, 2021	Press Release$75 Million Private Placement with Koch Strategic Platforms
June 30, 2021	8-K – Securities Purchase Agreement
July 1, 2021	D – Small Company Offereing and Sale of Securities Without Registration
July 1, 2021	Form 4 – Employee Director Stock Award
July 8, 2021	Press Release – Q2 2021 Earnings Release and Conference Call Date
July 29, 2021	8-K – Press Release Q1 2021 Financial Results
July 29, 2021	Press Release – Q2 2021 Financial Results
August 4, 2021	Form 4 – Whitaker exercise/sale
August 4, 2021	Form 4 – Landes sale
August 4, 2021	10-Q (Q2 2021)
August 5, 2021	Fireside Chat at Canaccord Genuity 41st Annual Growth Conference
August 27, 2021	Form 4 – Conte exercise/sale
September 1, 2021	Fireside Chat at Cowen 14th Annual Global Transportation & Sustainable Mobility Conference
September 10, 2021	S-3
September 20, 2021	Effectiveness Order

September 24, 2021	424B3 - Prospectus
October 1, 2021	Current report filing
October 28, 2021	Current report filing
November 3, 2021	Form 4 – Young sale
November 4, 2021	8-K - Press Release Q3 2021 Financial Results
November 10, 2021	Form 4 – Whitaker exercise/sale
November 29, 2021	Form 4 – Gervis exercise
December 1, 2021	Form 4 – Conte exercise/sale
December 20, 2021	Form 4 – Noetzel exercise
December 27, 2021	Current report filing
January 3, 2022	Current report filing
January 4, 2022	Current report filing
January 13, 2022	Current report filing
January 28, 2022	Schedule 13G/A filing
January 31, 2022	Form 3 filing
February 9, 2022	Schedule 13G/A filing
February 11, 2022	Form 5 filing
February 17, 2022	Current report filing
February 17, 2022	Current report filing
February 18, 2022	Current report filing
February 22, 2022	Schedule 13G/A filing
February 23, 2022	Form 4 – Spring Creek Capital LLC
February 25, 2022	Form 4 - Fairbanks
February 25, 2022	Form 4 - Young
February 25, 2022	Form 4 - Conte
February 25, 2022	Form 4 - Schilling
February 25, 2022	Form 4 - Gould
February 25, 2022	Form 4 - Whitaker
February 25, 2022	Form 4 - Landes
March 1, 2022	S-8 registration Statement
March 1, 2022	Form 10-K Annual Report
March 1, 2022	Form 4 - Young
March 1, 2022	Form 4 - Whitaker
March 1, 2022	Form 4 - Fairbanks
March 1, 2022	Form 4 - Conte
March 1, 2022	Form 4 - Landes
March 3, 2022	Form D
March 16, 2022	S-3 Registration Statement
March 16, 2022	Current report filing
March 23, 2022	Form 4 – Gervis
March 29, 2022	Current report filing
March 30, 2022	Form 3 – Wood River Capital LLC
March 30, 2022	Form 4 – Koch Industries, Inc.
April 1, 2022	Current report filing
April 1, 2022	Form 3 - Rodriguez
April 5, 2022	Schedule 13D
April 6, 2022	Form D
April 11, 2022	Form 4 – Noetzel Exercise
April 21, 2022	Proxy Statement (definitive)

April 21, 2022	Additional Proxy Soliciting Materials (definitive)
April 27, 2022	Current report filing
April 29, 2022	Current report filing
April 29, 2022	Additional Proxy Soliciting Materials (definitive)
May 3, 2022	SC 13D/A Amended Statement of Beneficial Ownership
May 3, 2022	Form 4
May 3, 2022	Form 4
May 4, 2022	S-3 Registration Statement
May 10, 2022	10-Q Quarterly Report
May 12, 2022	Form 4
May 13, 2022	Effectiveness Order
May 19, 2022	Current report filing
May 24, 2022	Form 3
June 3, 2022	Current report filing
June 6, 2022	Current report filing
June 6, 2022	Current report filing
June 6, 2022	A total of 13 - Form 4/4A filings

OFFICERS OF THE Company AND ITS SUBSIDIARIES

The following are the names and titles of the officers of the Company and its subsidiaries.

Name of Officer	Office/Title	Name of Company/Subsidiary
Donald R. Young	President and Chief Executive Officer	Aspen Aerogels, Inc. and Rhode Island, German and Georgia Subsidiaries
Ricardo C. Rodriguez	Senior Vice President, Chief Financial Officer and Treasurer	Aspen Aerogels, Inc. and Rhode Island, German and Georgia Subsidiaries.
Corby Whitaker	Senior Vice President Sales & Marketing	Aspen Aerogels, Inc.
Keith L. Schilling	Senior Vice President, Technology	Aspen Aerogels, Inc.
Kelley Conte	Senior Vice President, Human Resources	Aspen Aerogels, Inc. and Rhode Island and Georgia Subsidiaries.
Gregg Landes	Senior Vice President, Operations and Strategic Development	Aspen Aerogels, Inc. and Rhode Island and Georgia Subsidiaries.
Virginia H. Johnson	Chief Legal Officer, General Counsel and Corporate Secretary	Aspen Aerogels, Inc. and Rhode Island and Georgia Subsidiaries.
Poongunran Muthukumaran	Assistant Secretary	Aspen Aerogels, Inc. and Rhode Island and Georgia Subsidiaries.